SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) March 15, 2002 ( May 16, 2002)
                                 --------------


                              URBANI HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


        Colorado                         0-22783                  95-3966853
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

               20-24 40th Avenue, Long Island City, New York 11101
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (718) 392-5050

                          Sattel Global Networks, Inc.
                                  (Former name)

               1004 Depot Hill Rd., Ste. 1E, Broomfield, CO 80020
                                (Former address)

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

      On March 15, 2002, pursuant to the agreement dated August 7, 2001, by and among Sattel Global Networks, Inc., Urbani Acquisition Corp., a wholly-owned subsidiary of Sattel Global Networks, Inc., and Rosario's Epicureo, Ltd. d/b/a Urbani Truffles & Caviar, U.S.A., Urbani Acquisition Corp. merged into Rosario's Epicureo, Ltd. In connection with the agreement, the shares of common stock of Rosario's Epicureo, Ltd. were converted into 10,125,000 shares of common stock of Sattel Global Networks, Inc. In connection with the transaction, Sattel Global Networks, Inc. changed its name to Urbani Holdings, Inc.

      Pursuant to the agreement, upon the closing of the merger, Sattel Global Networks, Inc. shall have 15,000,000 shares of common stock outstanding, together with warrants to purchase 1,200,000 shares of common stock at an exercise price of $1.00 per share and warrants to purchase 1,200,000 shares of common stock at an exercise of $1.50 per share. In the event that the gross proceeds from the exercise of the warrants is not equal to at least $500,000 within 270 days of the closing of the merger, then the stockholders of Rosario's Epicureo, Ltd. shall be issued the number of additional shares of common stock equal to the difference between 975,000 and a fraction, the numerator of which shall be equal to the product of 975,000 and the gross proceeds from the exercise of the warrants and the denominator of which shall be equal to 500,000.

      Rosario's Epicureo, Ltd. is a specialty food distributor of truffles, caviar, wild mushrooms, smoked fish and specialty game and foie gras to fine restaurants. Rosario's Epicureo, Ltd. also sells its products to gourmet shops, supermarkets, wholesalers, distributors and private retail customers. Rosario's Epicureo, Ltd. has a database of over 15,000 customers, including 5,000 accounts of which up to 2,000 are active at any one time. Its customers include some of the finest and most well-known restaurants in the country. Pursuant to an exclusive license agreement Rosario's Epicureo, Ltd. is the sole distributor of Urbani branded products in the United States. Urbani is an unaffiliated company, which has been engaged in the truffle business in Italy for over 100 years.

       For the terms and conditions of the agreement and plan of merger, reference is made to such agreement attached hereto as Exhibit 10. All statements made herein concerning the foregoing agreement are qualified in their entirety by reference to such Exhibit.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     Financial Statements

                            ROSARIO'S EPICUREO, LTD.
                     d/b/a URBANI TRUFFLES & CAVIAR, U.S.A.

                              FINANCIAL STATEMENTS



INDEPENDENT AUDITORS' REPORT                                            F-2

FINANCIAL STATEMENTS:

         Balance Sheet                                                  F-3

         Statements of income and retained earnings                     F-4
         Statements of cash flows                                       F-5
         Notes to financial statements                               F-6 -F-10

                          INDEPENDENT AUDITORS' REPORT



Board of Directors and Stockholders
Rosario's Epicureo, Ltd.
d/b/a Urbani Truffles & Caviar, U.S.A.
New York, New York


         We have audited the accompanying balance sheet of Rosario's Epicureo, Ltd. as of December 31, 2001 and the related statements of income and retained earnings and cash flows for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rosario's Epicureo, Ltd. as of December 31, 2001 and the results of its operations and cash flows for the years ended December 31, 2001 and 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                          /s/Allen G. Roth, P.A.
                                                             Allen G. Roth, P.A.
New York, New York                                 Certified Public Accountants
April 19, 2002

                            ROSARIO'S EPICUREO, LTD.
                     d/b/a URBANI TRUFFLES & CAVIAR, U.S.A.

                                  BALANCE SHEET
                               December 31, 2001

                                     ASSETS

CURRENT ASSETS:
      Cash                                                $      250,493
      Accounts receivable, less allowance
           for doubtful accounts of $125,000                   2,298,723
      Inventories                                              4,085,374
      Due from stockholder                                       150,000
      Prepaid expenses and other current assets                  163,003
                                                            -------------
           TOTAL CURRENT ASSETS                                6,947,593

DUE FROM STOCKHOLDER                                             138,348

PROPERTY AND EQUIPMENT                                           349,130

INTANGIBLE AND OTHER ASSETS                                      266,251
                                                            -------------
                                                          $    7,701,322
                                                            =============


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
      Loans payable - bank                                 $   3,400,000
      Accounts payable and accrued expenses                    3,135,933
      Equipment notes payable                                     41,972
                                                            -------------
           TOTAL CURRENT LIABILITIES                           6,577,905
                                                            -------------

STOCKHOLDERS' EQUITY:
      Common stock, $10 par value;
           200 shares authorized, issued and outstanding           2,000
      Retained earnings                                        1,121,417
                                                            -------------
           TOTAL STOCKHOLDERS' EQUITY                          1,123,417
                                                            -------------
                                                          $    7,701,322
                                                            =============


                       See notes to financial statements.

                            ROSARIO'S EPICUREO, LTD.
                     d/b/a URBANI TRUFFLES & CAVIAR, U.S.A.

                   STATEMENTS OF INCOME AND RETAINED EARNINGS



                                                  Year Ended December 31,
                                              ----------------------------------
                                               2001                   2000
                                            ----------------      --------------


NET SALES                           $        14,095,058     $        17,330,419

COST OF SALES                                10,797,131              12,778,456
                                         ----------------      -----------------

     GROSS PROFIT                             3,297,927               4,551,963

SELLING, GENERAL AND ADMINISTRATIVE
     EXPENSES                                 3,043,215               4,134,680
                                         ----------------      -----------------

INCOME FROM OPERATIONS                          254,712                 417,283
                                         ----------------      -----------------

OTHER EXPENSES (INCOME)
     Interest expense                           250,107                 331,371
     Interest income                            (15,922)                (13,271)
                                         ----------------      -----------------
                                                234,185                 318,100
                                         ----------------      -----------------

INCOME BEFORE INCOME TAXES                       20,527                  99,183

PROVISION FOR INCOME TAXES                        4,700                  14,177
                                         ----------------      -----------------

NET INCOME                                       15,827                  85,006

RETAINED EARNINGS - beginning of period       1,139,629               1,428,140

DIVIDENDS TO STOCKHOLDERS                       (34,039)               (373,517)
                                         ----------------      -----------------

RETAINED EARNINGS - end of period     $       1,121,417     $         1,139,629
                                         ================      =================





                       See notes to financial statements.

                            ROSARIO'S EPICUREO, LTD.
                     d/b/a URBANI TRUFFLES & CAVIAR, U.S.A.

                            STATEMENTS OF CASH FLOWS


                                                                              Year Ended December 31,
                                                                              -------------------------
                                                                                 2001         2000
                                                                              -----------   -----------


CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                             $      15,827  $     85,006

    Adjustments to reconcile net income to net cash provided by operating activities:
          Depreciation and amortization                                          154,564       151,794

    Changes in assets and liabilities:
       Accounts receivable                                                       828,209       853,180
       Inventories                                                                60,010      (744,771)
       Prepaid expenses and other assets                                          32,174        41,355
       Accounts payable and accrued expenses                                    (459,995)      (56,726)
                                                                              -----------   -----------

    NET CASH PROVIDED BY OPERATING ACTIVITIES                                    630,789       329,838
                                                                              -----------   -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Capital expenditures                                                        (149,115)     (112,817)
                                                                              -----------   -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Dividends paid                                                               (34,039)     (373,517)
    Repayment from (loan to) stockholder                                        (104,281)       32,311
    Increase (decrease) in bank loans                                           (100,000)      150,000
    Repayments of equipment notes payable                                        (10,647)      (25,915)
                                                                              -----------   -----------

    NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                         (248,967)     (217,121)
                                                                              -----------   -----------

NET INCREASE (DECREASE) IN CASH                                                  232,707          (100)

CASH  - beginning of period                                                       17,786        17,886
                                                                              -----------   -----------

CASH  - end of period                                                      $     250,493  $     17,786
                                                                              ===========   ===========

SUPPLEMENTAL DISCLOSURE OF CASH
    FLOW INFORMATION:

       Cash paid during the period:
          Interest                                                         $     250,107  $    331,371
                                                                              ===========   ===========
          Income taxes                                                     $       4,700  $     14,177
                                                                              ===========   ===========

       Non-cash financing and investing activities:
          Purchase of equipment by notes payable                           $      10,421  $     43,080
                                                                              ===========   ===========



                       See notes to financial statements.

                            ROSARIO'S EPICUREO, LTD.
                     d/b/a URBANI TRUFFLES & CAVIAR, U.S.A.

                          NOTES TO FINANCIAL STATEMENTS


1.     BUSINESS OF THE COMPANY
       -----------------------

         Rosario's Epicureo, Ltd. (the "Company") is engaged in the business of importing and distributing truffles, mushrooms, specialty meats, caviar and smoked fish. The Company's products are sold throughout the United States to fine dining establishments and retailers of fine foods.

2.       SIGNIFICANT ACCOUNTING POLICIES

         a. Cash Equivalents - The Company considers all highly liquid temporary cash investments, with an original maturity of three months or less when purchased, to be cash equivalents.

         b. Inventories - Inventories, consisting of food products, are stated at the lower of cost (first-in,first-out method) or market.

         c. Property and Equipment - Property and equipment are stated at cost. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets.

         d. Income Taxes - The Company's stockholders have elected to be taxed as an "S" Corporation for federal and New York state purposes, as defined by the Internal Revenue Code. Net income is taxed at the shareholder level, rather than at the corporate level. The provision for income taxes reflects New York and California corporate taxes only.

         e. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         f. Revenue Recognition - Sales are recognized when products are shipped, provided that collection of the resulting receivable is deemed probable by management.

         g. Fair Value of Financial Instruments - The carrying amounts reported in the balance sheet for cash, trade receivables, payables and accrued expenses approximate fair value based on the short-term maturities of these instruments.

                  h. Carrying Value of Long Lived Assets - The Company reviews the carrying value of the long-lived assets to determine if facts and circumstances exist which would suggest that the assets may be impaired or that the amortization period needs to be modified. If impairment is indicated, then an adjustment will be made to reduce the carrying amount of the tangible assets to their fair value. The Company's review as of December 31, 2001, indicated no impairment of long-lived assets.

         i. Shipping and Handling Costs - The Company included shipping and handling costs in cost of sales, which approximated to $431,000 and $685,000 in 2001 and 2000.

         j. Advertising and Promotional Costs - Advertising and promotional costs are expensed as incurred. For the years ended December 31, 2001 and 2000 such costs approximated $50,000 and $88,000.

         k.       Recently issued accounting pronouncements:
                  ------------------------------------------

                  (i) In June 1999, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard No. 137 ("SFAS No. 137"), "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133". SFAS No. 137 amends SFAS no. 133, "Accounting for Derivative Instruments and Hedging Activities", which was issued in June 1998. SFAS 137 defers the effective date of SFAS No. 133 to all fiscal years beginning after June 15, 2000. Accordingly, the Company adopted the provisions of SFAS No. 133 for the year ended December 31,2001. The application of the new pronouncement should not have a material impact on the Company's financial statements.

                   (ii) In March 2000, the Financial Accounting Standards Board issued FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB Opinion No. 25". With the exception of certain provisions that required earlier application, this interpretation is effective for all applicable transactions beginning July 1, 2000. The adoption of this interpretation did not have a material impact on the Company's financial statements.

                  (iii) In 2000, the Emerging Issues Task Force ("EITF") of the FASB issued EITF Issue No. 00-2, "Website Development Costs," which established guidelines for accounting for website development costs and became effective for quarters beginning after June 30, 2000. The adoption of EITF Issue No. 00-2 did not have a significant effect on the Company's financial statements.

                  (iv) In July 2001 the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." These standards become effective for fiscal years beginning after December 15, 2001. The new rules require business combinations initiated after June 30, 2001 to be accounted for using the purchase method of accounting and goodwill acquired after June 30, 2001 will not be amortized. Under SFAS 142, the Company would discontinue the periodic amortization of goodwill effective with the adoption of the new Statement. Also, the Company would have to test
                           any remaining   goodwill  for  possible   impairment
                           within six months of adopting the Statement, and periodically thereafter, based on new valuation criteria set forth in the Statement. Further, the Statement has new criteria for purchase price allocation. The Statement becomes effective in fiscal 2003 and the Company is considering early adoption in fiscal 2002.

3.       PROPERTY AND EQUIPMENT

         At December 31, 2001 property and equipment consisted of the following:

                                       Estimated Useful
                                         Lives (Years)
                                    ----------------
          Furniture and Fixtures            5-7           $          476,657
          Machinery and Equipment           5-7                      183,393
          Vehicles                           5                       217,092
          Leasehold Improvements       Life of lease                 111,516
                                                               ---------------
                                                                     988,658
          Less: Accumulated Depreciation
                 and Amortization                                    639,528
                                                               ---------------
                                                          $          349,130
                                                               ===============

         Related depreciation and amortization expense for the years ended December 31, 2001 and 2000 was $154,564 and $151,792, respectively.

4.       DUE FROM STOCKHOLDER

         The Company made cash advances to a shareholder bearing interest at 6.24% per annum which amounted to $288,348 at December 31, 2001. The receivable is unsecured and repayable on demand. The Company received $150,000 on January 11, 2002 as partial repayment of the outstanding balance.

5.       INTANGIBLE AND OTHER ASSETS

         As of December 31, 2001, intangible and other assets were as follows:

                License                                     $          300,000
                Website                                                 28,713
                                                                 ---------------
                                                                       328,713
                Less: Accumulated Amortization                          89,572
                                                                 ---------------
                                                                       239,141
                Security Deposits                                       27,110
                                                                 ---------------
                                                            $          266,251
                                                                 ===============

         The Company has a licensing agreement with Urbani Truffles, Italy, giving the Company the U.S. right, in perpetuity, to use the Urbani name. The license cost of $300,000 is included in intangible assets and is being amortized by the straight-line method over fifteen years. The Company is required to purchase a minimum of $1,000,000 per year of product from Urbani Truffles, Italy. The Company met the minimum purchase requirement in the years ended December 31, 2001and 2000.

         The Website is being amortized by the straight-line method over three years.

6.       LOANS PAYABLE - BANK

         The Company currently has a $4,244,000 secured, uncommitted line of credit from a bank, which provides for short-term loans, banker's acceptances, and letters of credit. Sublimits of $3,600,000 have been set for direct loans, banker's acceptances, and letters of credit. Letters of credit and acceptances are issued in connection with the purchases of inventories. Advances for direct loans, banker's acceptances and letters of credit are based on a monthly borrowing base of up to 80% of eligible accounts receivable and up to 40% of eligible inventory. Availability is limited to the lesser of the borrowing base described above or $3,000,000 through September 14, 2001; $3,600,000 through January 30, 2002; and $3,000,000 through May 31, 2002. Interest on loans and acceptances is charged at the prime rate. Bank debt is secured by a continuous U.C.C. filing under which the Company has pledged all of its assets, and the pledge of certain assets of the majority shareholder initially valued at $225,000. The facility contains certain reporting and other conditions, and financial covenants. In addition, both the majority shareholder and a relative of the shareholder have personally guaranteed the bank debt. The line of credit may be terminated by the bank at any time. At December 31, 2001 the Company was obligated for banker's acceptances of $2,450,000 and a demand loan of $950,000. Related interest expense was approximately $250,000 and $313,000 in 2001, and 2000, respectively.

7.       ACCOUNTS PAYABLE AND ACCRUED EXPENSES

         At December 31, 2001 accounts payable and accrued expenses were as follows:

                Trade Payables                              $         3,084,780
                Accrued Expenses:
                          Payroll and related costs                      37,328
                          Income taxes                                    4,700
                          Professional fees                               9,125
                                                                 ---------------
                                                            $         3,135,933
                                                                 ===============

8.       EMPLOYEE BENEFIT PLAN

         The Company maintains a 401(k) profit sharing plan covering all eligible employees. For each plan year, the Company may contribute to the plan an amount of matching contributions determined at its discretion. No contributions were made in the years ended December 31, 2001 and 2000.

9.       "S" CORPORATION TERMINATION

         Effective January 2002 the Company and its shareholder elected to terminate the Company's status as an "S" Corp. and accordingly will be subject to Federal and New York State taxes on income.

10.      COMMITMENTS AND CONTINGENCIES

         Lease Commitments:

         The Company rents office and warehouse facilities in Long Island City, New York and Culver City, California under operating leases expiring through July 2002. Future minimum rental payments for the seven months ended July 2002 are approximately $47,000 through July. The Company is currently negotiating an extension on its existing New York lease. Rent expense was $114,000 and $111,000 for the years ended December 31, 2001 and 2000.

11.      REVERSE ACQUISITION

         In March 2002 the Company exchanged all of its outstanding shares of common stock for 67.5% of the outstanding shares of Sattel Global Networks, Inc. a publicly held inactive corporation. For accounting purposes the acquisition will be treated as a recapitalization of the Company with the Company as the acquirer (reverse acquisition). The historical financial statements prior to March 2002 will be those of the Company.

(b)     Exhibits

        10.1 Agreement and Plan of Merger by and among Sattel Global Networks, Inc., Urbani Acquisition Corp. and Rosario's Epicureo, Ltd. d/b/a Urbani Truffles & Caviar U.S.A. dated August 7, 2001, as amended (Incorporated by reference to the Registrant's Schedule 14C filed on December 5, 2002).

                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     May 16, 2002


                                                           URBANI HOLDINGS, INC.
                                                     ---------------------------
                                                                (Registrant)



                                                     By: /s/Rosario Safina
                                                        Name: Rosario Safina
                                                        Title: Chairman,
                                                        Chief Executive Officer,
                                                             and President